UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 29, 2019

NESCO HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana	46804
(Address of principal executive offices)	(Zip code)

(800) 252-0043

(Registrant’s telephone number, including area code)

1300 17th Street, Suite 820
Arlington, VA 22009

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on August 1, 2019 (the “Original Form 8-K”) by Nesco Holdings, Inc. (formerly known as Capitol Investment Corp. IV (prior to the Closing (as defined below), “Capitol”)) (the “Company”) in order to correct certain information required by Item 2.01(f) of Form 8-K (as described below) and to provide additional financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, on July 31, 2019, the Company completed the previously announced transactions (the “Closing”) contemplated by the Agreement and Plan of Merger, dated as of April 7, 2019 (as subsequently amended by that certain Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of July 10, 2019, the “Merger Agreement”), by and among Capitol, Capitol Intermediate Holdings, LLC, Capitol Investment Merger Sub 1, LLC, Capitol Investment Merger Sub 2, LLC, NESCO Holdings, LP and NESCO Holdings I, Inc. (“Legacy Nesco”). In addition, in connection with the Closing, and in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision), Capitol domesticated as a Delaware corporation and changed its name to “Nesco Holdings, Inc.”

The Original Form 8-K incorporated by reference, among other items, the unaudited condensed consolidated financial statements of Legacy Nesco as of March 31, 2019 and the three month periods ended March 31, 2019 and 2018, the audited consolidated financial statements of Legacy Nesco as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018, and the unaudited pro forma combined financial information of the Company as of March 31, 2019 and December 31, 2018. As Legacy Nesco is deemed the accounting acquirer in connection with the Merger Agreement, the financial statements of Legacy Nesco are deemed to be the historical financial statements of the Company. However, since the Closing occurred after June 30, 2019, the financial statements of the Company prior to the completion of the Merger Agreement are the financial statements that the Company was required to file, and filed on July 31, 2019, on its Quarterly Report on Form 10-Q, for the quarterly period ended June 30, 2019. Therefore, the Original Form 8-K is amended by this Amendment to provide the unaudited interim financial statements of Legacy Nesco for the quarterly period ended June 30, 2019, which are included under Item 9.01 hereto, in accordance with the rules and regulations of the Securities and Exchange Commission, as well as the additional corresponding information for the relevant fiscal period.

The foregoing description of the Merger Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and Amendment No. 1, which were attached as Exhibits 2.1 and 2.2, respectively, to the Original Form 8-K, which are incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

This Amendment is also being filed to correct certain erroneous amounts inadvertently included in the Original Form 8-K under Item 2.01 under the heading “Form 10 Information—Certain Relationship and Related Party Transactions.” The first paragraph under such subheading is hereby amended to read as follows: “ECP and their affiliates have ownership interests in a broad range of companies. Nesco has entered into commercial transactions in the ordinary course of its business and on an arms-length basis with a subsidiary of PLH Group, Inc., a company partially owned by an affiliate of ECP. Revenues derived from these transactions have totaled $18,522,773, $10,048,447 and $5,330,369, for each of the years ended December 31, 2018, 2017 and 2016, respectively.” The second paragraph under such subheading remains unchanged.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Nesco for the three and six month periods ended June 30, 2019 is included in this Amendment as Exhibit 99.1 and is incorporated herein by reference.

The last paragraph set forth under the heading “Introductory Note” with respect to the correction of disclosures regarding related party transactions is incorporated by reference into this Item 2.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The unaudited condensed consolidated financial statements of Legacy Nesco included in Exhibit 99.1 are incorporated herein by reference.

Certain other audited and unaudited financial information of Legacy Nesco were incorporated by reference in the Original Form 8-K.

(b)	Pro forma financial information.

Certain unaudited pro forma combined financial information of the Company was incorporated by reference in the Original Form 8-K.

(d)	Exhibits.

The exhibits filed as part of this Amendment are listed in the index to exhibits immediately preceding the signature page to this Amendment, which index to exhibits is incorporated herein by reference.

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Legacy Nesco and corresponding Management’s Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2019

Nesco Holdings, Inc.

By:	/s/ Bruce Heinemann
Name: Bruce Heinemann
Title: Chief Financial Officer and Secretary

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